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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                          Date of Report: June 5, 2000
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                               ATTORNEYS.COM, INC.
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        (Exact name of small business issuer as specified in its charter)

                           COMMISSION FILE NO. 0-27994
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            FLORIDA                                            59-3203301
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(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)


                              186 P.C.N.A. PARKWAY
                              LAKE HELEN, FL 32744
                                  904-228-1000
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                          (Address and telephone number
                         of principal executive offices)


                  THE PUBLISHING COMPANY OF NORTH AMERICA, INC.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

The shareholders of the Company have approved an amendment to its Articles of Incorporation to change its name from The Publishing Company of North America, Inc. to Attorneys.com, Inc. The name change became effective on June 5, 2000.




                                   SIGNATURES


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf on June 7, 2000 by the undersigned, hereunto duly authorized.


                                        ATTORNEYS.COM, INC.


                                        /s/ James M. Koller
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                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)